SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_X_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12



                              MAKEPEACE CAPITAL CORP.
                (Name of Registrant as Specified in Its Charter)

                              MAKEPEACE CAPITAL CORP.
                   (Name of Person(s) Filing Proxy Statement)

                              MAKEPEACE CAPITAL CORP.
                                  Suite 134-554
                          4835 North O'Conner Boulevard
                              Irving, Texas  75062
               ________________________________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 17, 2000
               _________________________________________________

     Notice is hereby given that a Special Meeting of Stockholders of Makepeace Capital Corp. will be held on Tuesday, October 17, 2000, at 10:00 a.m., Central Time, at the offices of Thurman & Andres, 1200 Main Street, Suite 1200, Dallas, Texas 75202, and at any and all adjournments thereof, to consider the following matters:

     1. Merging with a newly-formed Delaware subsidiary for the purpose of changing the Company's domicile from Texas to Delaware, changing the name to "NetSalon Corporation" and effecting a one for two (1 for 2) reverse split of the outstanding shares of the Company's common stock.

     2. The transaction of such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

     Said meeting may be adjourned from time to time without notice other than by announcement at said meeting, or at any adjournment thereof, and any and all business for which said meeting is hereby noticed may be transacted at any such adjournment.

     Only holders of the Company's $.001 par value common stock of record at the close of business on September 22, 2000, will be entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All Shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                Jan R. Thurman, CEO
Irving, Texas
September 22, 2000

                             MAKEPEACE CAPITAL CORP.
                                 Suite 134-554
                         4835 North O'Conner Boulevard
                             Irving, Texas  75062
             __________________________________________________

                                PROXY STATEMENT
             __________________________________________________

                       SPECIAL MEETING OF SHAREHOLDERS
                               OCTOBER 17, 2000

                             GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Makepeace Capital Corp., a Texas corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held at the offices of Thurman & Andres, 1200 Main Street, Suite 1200, Dallas, Texas 75202, on Tuesday, October 17, 2000, at 10:00 a.m., Central Time, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's Shareholders on or about September 26, 2000.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to Shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

                     SHARES OUTSTANDING AND VOTING RIGHTS

     The securities entitled to vote at the Special Meeting consist of all of the issued and outstanding shares of the Company's $.001 par value common stock (the "Common Stock"). The close of business on September 22, 2000, has been fixed by the Board of Directors of the Company as the record date. Only Shareholders of record as of the record date may vote at the Special Meeting. As of the record date, there were 39,261,053 shares of Common Stock issued and outstanding.

     Each Shareholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date. Cumulative voting is not permitted. The presence at the Special Meeting of the holders of a majority of the number of shares of the Common Stock outstanding as of the record date will constitute a quorum for transacting business.

                         SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of September 22, 2000, as to the shares of the Common Stock beneficially owned by each person who is the beneficial owner of more than five percent (5%) of the Company's Common Stock, each of the Company's Directors and by all of the Company's Directors and Executive Officers as a group. Each person has sole voting and investment power with respect to the shares shown except as noted.

        Name and Address           Amount and Nature of     Percent
      of Beneficial Owner          Beneficial Ownership     of Class
      -------------------          --------------------     --------

      Mark Manuel                    18,447,925               46.6%
      9220 Edgemont Drive
      North Richland Hills, Texas  76180

      Jan R. Thurman                  3,300,000                8.3%
      2320 Chimney Hill Drive
      Arlington, Texas  76012

      Societe Financiere              2,000,000                5.1%
      du Seujet SA
      Road Town, Pasea Estate
      Tortola, BVI

      All directors and officers     25,264,592               63.8%
      as a group (4 persons)


               PROPOSED PLAN OF MERGER TO CHANGE THE STATE OF
             INCORPORATION OF THE COMPANY FROM TEXAS TO DELAWARE,
                   TO CHANGE THE NAME OF THE COMPANY AND
                     TO EFFECT A REVERSE STOCK SPLIT

     The Board of Directors of the Company has unanimously adopted a resolution approving a plan of merger of the Company into a wholly-owned subsidiary of the Company and directing that the plan of merger be submitted to shareholders for approval at the Special Meeting. The primary purpose of the merger is to change the state of incorporation of the Company from Texas to Delaware so that the Company will have the benefit of the Delaware General Corporation Law and the substantial body of judicial decisions interpreting and applying that statute. The merger will also result in a change of the name of the Company to "NetSalon Corporation," and effect a one for two reverse split of the outstanding common stock of the Company.

     The principal effects of the merger will be that:

     1. The affairs of the Company will cease to be governed by Texas corporation laws and will become subject to Delaware corporation laws. However, the corporate headquarters of the Company will continue to be located in Irving, Texas.

     2. Each two (2) shares of issued and outstanding Common Stock will be automatically converted into one (1) share of common stock in the Delaware corporation.

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
     3. The Delaware corporation will succeed to all of the rights, privileges and powers of the Company, will possess all of the properties of the Company, and will assume all of the debts, liabilities and obligations of the Company.

     The terms of the merger are contained in a Plan and Agreement of Merger (the "Plan of Merger"). The Plan of Merger provides that the Company will be merged into a wholly-owned subsidiary of the Company organized under the Delaware General Corporation Law for the purpose of changing the Company's state of incorporation (the "Merger"). This subsidiary, NetSalon Corporation, which is referred to in this proxy statement as "NetSalon", will be the surviving corporation in the Merger. The Merger will not involve a change in the business or management of the Company. Upon the effectiveness of the Plan of Merger, each two (2) outstanding shares of Common Stock of the Company will automatically be converted into one (l) share of Common Stock of NetSalon. No fractional shares will be issued, and any shareholder entitled to a fraction of a share will receive one full share in lieu of such fraction.

     The approval by the holders of two-thirds of the outstanding shares of Common Stock of the Company is required to approve the Plan of Merger.

     The Plan of Merger provides that it may be terminated and the Merger abandoned by resolution of the Board of Directors of the Company.

        REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION

     Although the Company has operated as a Texas corporation since 1994, comparatively few corporations whose securities are publicly traded are incorporated in Texas, and the body of judicial decisions construing Texas corporation law is comparatively small. Many corporations whose securities are publicly traded are incorporated under the Delaware General Corporation Law with the result that a substantial body of judicial decisions interpreting and applying that statute has developed.

     The development of a substantial body of judicial decisions construing the Delaware General Corporation Law has brought about greater predictability of the legal consequences of actions taken by Delaware corporations, their officers, and their directors. By changing the Company's state of incorporation from Texas to Delaware, the Board of Directors of the Company will have the advantage of greater certainty concerning the legal consequences of the decisions that the Board of Directors makes in directing the management of the business and affairs of the Company. Because this change will not affect the location of the corporate headquarters of the Company or the location of its principal properties or places of business, possible future legal disputes involving the Company will not be confined to the courts of the State of Delaware. However, after the effective time of the Merger, the internal affairs of the Company, including the rights, powers and duties of its directors and shareholders and matters pertaining to its shares, will be governed by Delaware law rather than Texas law.

     Both the Texas Corporation Laws and the Delaware Corporation Laws permit directors of public corporations to be excused from liability in certain situations where their conduct is alleged to breach fiduciary duties. However, while the substantive rules of law are similar, the applicable Delaware provisions relating to directors' liabilities have been more widely construed than the corresponding Texas provisions. As a result, potential director candidates may believe that the scope or their potential liabilities is more predictable under Delaware law. The Board of Directors of the Company therefore believes that after the merger, it will be better able to obtain and retain qualified directors because of the reduced risk of unfavorable interpretation of applicable directors' liability laws. A comparison of the Texas and Delaware provisions is contained herein under "Principal Effects of the Merger Limitation of Liability of Directors."

                      PRINCIPAL EFFECTS OF THE MERGER

CONVERSION OF SHARES OF COMMON STOCK; FRACTIONAL SHARES

     At the effective time of the Merger, (i) each two (2) shares of Common Stock of the Company will be automatically converted into one share of Common Stock having a $.001 par value per share of NetSalon and (ii) the currently issued shares of Common Stock of NetSalon, all of which are owned by the Company, will be cancelled. No additional shares of Common Stock of NetSalon will be issued prior to the effective time of the Merger.

     No fractional shares will be issued. Instead, one whole share will be issued to any shareholder entitled to a fraction of a share.

     Each certificate representing shares of Common Stock of the Company will, at the effective time of the Merger, be deemed to represent shares of Common Stock of NetSalon.

BUSINESS AND FINANCIAL CONDITION OF THE COMPANY

     No change in the business of the Company will result from the Merger. The business of NetSalon will be conducted under the same names, in the same places and in the same manner as the business of the Company currently is conducted. Following the Merger, the corporate headquarters of NetSalon will continue to be located in Irving, Texas.

     At the effective time of the Merger, NetSalon will be vested with all of the assets of the Company and will be liable for all of the debts and other legal obligations of the Company. The assets and liabilities of the Company immediately prior to the effective time of the Merger will be recorded on the books of account of NetSalon at the same amounts at which they are carried on the books of account of the Company at that time. No change in the financial condition of the Company is expected to result from the Merger. Moreover, the Merger will not change the fiscal year of the Company.

DIRECTORS AND OFFICERS OF THE COMPANY

     All of the Directors and Officers the Company immediately prior to the effective time of the Merger will constitute the Officers and Directors of NetSalon immediately after the effective time of the Merger.

AMENDMENT OR TERMINATION OF THE PLAN OF MERGER

     The Plan of Merger provides that it may be terminated at any time prior to the effective time of the Merger by action of the Board of Directors of the Company. In addition, the Plan of Merger provides that certain terms of the Merger may be changed by action of the Board of Directors of the Company. However, after the Plan of Merger is approved by shareholders of the Company, the terms of the Merger may not be changed by the Board of Directors so as to amend the Certificate of Incorporation of NetSalon or to adversely affect the rights of shareholders of the Company.

THE CERTIFICATE OF INCORPORATION OF NetSalon

     The Plan of Merger provides that the Certificate of Incorporation of NetSalon shall, at the effective time of the Merger, be the Certificate of Incorporation of the surviving corporation. Therefore, if the Plan of Merger is approved by shareholders and is consummated, certain rights of shareholders and directors of the Company that previously were governed by the Company's Articles of Incorporation, will be governed by the Certificate of Incorporation of NetSalon. The following discussion compares certain provisions of the Articles of Incorporation of the Company, as amended to date, to the Certificate of Incorporation of NetSalon.

AUTHORIZED AND ISSUED SHARES

     The Articles of Incorporation of the Company authorize 100,000,000 shares of Common Stock, $.001 par value per share, and 20,000,000 shares of Preferred Stock, $.001 par value per share. The shares of Preferred Sock, none of which are presently outstanding, are further divided into three series of shares. The Certificate of Incorporation of NetSalon authorizes the issuance of 100,000,000 shares of Common Stock, $.001 par value per share, and 20,000,000 shares of Preferred Stock, $.001 par value per share. Therefore, the number of authorized shares of the Company will not be changed as a result of the Merger. However, the Certificate of Incorporation of NetSalon authorize the Board of Directors to divide the Preferred Stock into series and to fix by resolution the designation and the relative rights and preferences of each series of Preferred Stock. There are no existing agreements or agreements in principle that provide for the issuance of any shares of Preferred Stock of NetSalon.

     Because each two (2) shares of Common Stock of the Company will be converted into one (1) share of Common Stock of NetSalon at the effective time of the Merger, the number of shares of Common Stock of NetSalon that are issued, or reserved for issuance, immediately after the effective time of the Merger will be approximately one-half of the number of shares of Common Stock of the Company that are issued, or reserved for issuance, immediately before the effective time of the Merger.

     Like the holders of shares of Common Stock of the Company, holders of shares of Common Stock of NetSalon will be entitled to one vote per share on matters submitted to shareholders and will be entitled to receive dividends and distributions in liquidation, when and if declared by the Board of Directors of NetSalon, out of funds legally available therefor.

PREEMPTIVE RIGHTS AND CUMULATIVE VOTING

     Both the Articles of Incorporation of the Company and the Certificate of Incorporation of NetSalon provide that no shareholder has preemptive rights or the right of cumulative voting.

ADOPTION, AMENDMENT OR REPEAL OF BY-LAWS

     The Articles of Incorporation of the Company do not contain any provisions relating to the Company's by-laws. As a result, under Texas law, the Board of Directors of the Company has the power to amend or repeal the by-laws of the Company, or to adopt new bylaws of the Company, subject to the right of the shareholders of the Company to adopt, amend or repeal the by-laws. The shareholders of the Company may amend or repeal the by-laws at a meeting of shareholders called for that purpose.

     The Certificate of Incorporation of NetSalon provides that its Board of Directors has the power to adopt, amend or repeal the by-laws of NetSalon, subject to the right of shareholders to adopt, amend or repeal the by-laws.

SHAREHOLDER ACTION BY WRITTEN CONSENT

     Under current Texas law, any action required or permitted to be taken by shareholders of the Company may be taken without a meeting if a written consent to that action is signed by all shareholders of the Company entitled to vote thereon. Because there are more than 2,000 holders of record of shares of Common Stock of the Company, the taking of action by unanimous written consent of the shareholders of the Company is virtually impossible, with the result that all action by shareholders of the Company must be taken at a meeting.

     Under current Delaware law, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken by shareholders of a Delaware corporation may be taken without a meeting if a written consent to that action is signed by those shareholders who have the number of votes that are required to take such action at a meeting at which all shareholders entitled to vote participate. Thereafter, under Delaware law, prompt notice of such action must be sent to all shareholders of a corporation.

     The Board of Directors of the Company believes that the ability to take action by shareholders of the Company by written consent instead of at a meeting is in the best interests of the Company and its shareholders. Since Delaware law will apply, a group holding a majority of the outstanding shares of voting stock of the Company could sign a consent to action on any matter that requires a majority vote and, following the period of notice currently required by applicable state or federal law, that action would be effective and binding.

LIMITATION OF LIABILITY OF DIRECTORS

     Under both Texas and Delaware law, a corporation is permitted by statute to amend its articles or certificate of incorporation to provide that a director will not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty, subject to certain specified exceptions. These statutes were adopted in response to concerns about the ability of corporations to attract and retain qualified directors in light of the unavailability to many corporations of adequate director liability insurance.

     The Articles of Incorporation of the Company contain a provision limiting the liability of directors of the Company to the maximum extent permitted by law. The Certificate of Incorporation of NetSalon also contains a provision limiting the liability of directors of NetSalon to the fullest extent permitted by Delaware law.

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

     Under current Texas law, the Articles of Incorporation of the Company may be amended only if the proposed amendment receives the affirmative vote of the holders of at least two-thirds of the outstanding shares of voting stock of the Company and the affirmative vote of the holders of at least two-thirds of the outstanding shares of each class that are entitled to vote as a class on the amendment. This requirement applies to the Company because its Articles of Incorporation do not specify that a vote of the holders of a lesser number of shares is required for amendments to the Articles of Incorporation.

     Under current Delaware law, the certificate of incorporation of a Delaware corporation may be amended if the proposed amendment receives the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the corporation and the affirmative vote of the holders of a majority of the outstanding shares of each class that are entitled to vote as a class on the amendment. Current Delaware law also provides that the certificate of incorporation may specify that the vote of the holders of a greater number of shares is required for amendments to the certificate of incorporation. The Certificate of Incorporation for NetSalon contains no such provision.

DISSOLUTIONS, MERGERS AND CONSOLIDATIONS

     Under current Texas law, the Company may be dissolved or may merge or consolidate with another corporation if the resolution to dissolve or the plan of merger or consolidation receives the affirmative vote of the holders of at least two-thirds of the outstanding shares of all stock of the Company, including shares that do not otherwise have voting rights, and the affirmative vote of the holders of at least two-thirds of the outstanding shares of each class that are entitled to vote as a class on the transaction. For this reason, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock is required to approve the Plan of Merger. This requirement applies to the Company because its Articles of Incorporation do not specify that a vote of the holders of a lesser number of shares is required for the approval of a resolution to dissolve or a plan of merger or consolidation.

     Under current Delaware law, a Delaware corporation may be dissolved or may merge or consolidate with another corporation if the resolution to dissolve or the agreement of merger or consolidation receives the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the corporation.

     Unlike Texas law, Delaware law also provides that no vote of shareholders of a Delaware corporation is required for a merger if (i) that corporation is the surviving corporation in the merger, (ii) the agreement of merger does not amend the certificate of incorporation of the surviving corporation, (iii) each share of stock of the surviving corporation outstanding immediately prior to the effective time of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective time of the merger, and (iv) any shares of common stock of the surviving corporation to be issued or delivered under the agreement of merger, including shares of common stock issuable upon the conversion of any convertible securities to be issued under the agreement of merger, constitute 20% or less of the shares of common stock of the surviving corporation outstanding immediately prior to the effective date of the merger.

     However, certain transactions involving "Interested Stockholders" are subject to additional limitations under Delaware law. Under the Delaware General Corporation Law, the term "Interested Stockholder" is defined broadly to include any person owning 15% or more of the outstanding voting stock of a corporation, and affiliates and associates of such person. The definition also covers a person who is an affiliate or an associate of a corporation and who was the owner of 15% or more of its outstanding voting stock at any time during the preceding three years, and affiliates and associates of such person. Under Delaware law, for a period of three years following the date that a shareholder becomes an Interested Stockholder, several types of business combinations and other transactions between a Delaware corporation and such Interested Stockholder would be prohibited unless certain conditions are met.

        COMPARISON OF CERTAIN OTHER FEATURES OF DELAWARE AND TEXAS LAW

     If the Plan of Merger is approved by shareholders, all rights of shareholders and directors of the Company that previously were governed by the corporation laws of the State of Texas will be governed by the corporation laws of the State of Delaware. As described previously, the corporation laws of Delaware differ in numerous respects from those of Texas, and many of those differences have been discussed. Following is a summary of certain other differences between the corporation laws of Delaware and the corporation laws of Texas that shareholders of the Company may wish to consider in deciding whether to approve the Plan of Merger.

SALES OF SUBSTANTIALLY ALL ASSETS

     Under current Texas law, a sale of substantially all of the assets of a corporation does not require the authorization of shareholders if the transaction was made in the usual and regular course of business of the corporation and the corporation continues to engage in one or more businesses, either directly or through subsidiaries or applies a portion of the consideration received in connection with the sale to the conduct of a business in which it engages following the sale. By contrast, under current Delaware law a corporation may not sell all or substantially all of its assets unless the proposed sale is authorized by a majority of the outstanding shares of voting stock of the corporation, and the fact that the corporation continues to engage in business after the sale will not excuse the requirement of shareholder authorization.

SPECIAL MEETINGS OF SHAREHOLDERS

     Under current Texas law, the holders of at least 10% of the outstanding shares of voting stock of the Company have the right to call special meetings of shareholders. By contrast, under current Delaware law special meetings of shareholders of NetSalon may be called only by the Board of Directors of NetSalon or by such other persons as are authorized by the Certificate of Incorporation or by-laws of NetSalon to call special meetings. The by-laws of

NetSalon authorize the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or stockholders holding at least ten percent of the shares entitled to vote at such meeting to call the meeting.

VACANCIES ON BOARD OF DIRECTORS

     Under current Texas law, a vacancy on the board may be filled by the vote of a majority of directors then in office, although less than a quorum, or by election at a meeting of shareholders. A newly created directorship resulting from an increase in the number of directors may be filled by election at a meeting of shareholders or may be filled by the board for a term continuing only until the next election of directors by shareholders, but not more than two such directorships may be so filled during the period between any two successive annual meetings. Under Delaware law, a vacancy and newly created directorship may be filled by a majority of the remaining directors, although less than a quorum, unless otherwise provided in the charter or by-laws. Neither the Certificate of Incorporation or By-laws of NetSalon will otherwise so provide.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Texas law currently permits the Company to indemnify any person who has been or is threatened to be made a party to a legal proceeding because he is or was a director of the Company, or because he served at the request of the Company as a principal of another business or employee benefit plan, against any judgments, penalties, fines, settlements and reasonable expenses incurred by him in connection with the proceeding. However, the Company may not indemnify a director in reliance on this statute unless the director (i) conducted himself in good faith, (ii) reasonably believed that his conduct was in the best interests of the Company or, in the case of action not taken in his official capacity, was not opposed to the best interests of the Company, and (iii) in the case of a criminal proceeding, had no reason to believe that his conduct was unlawful. The Company also may not indemnify a director in reliance on this statute for judgments or settlements if the director has been found liable to the Company or is found to have received an improper personal benefit.

     Texas law permits the Company to pay expenses of a director in advance of the final disposition of a proceeding for which indemnification may be provided on the condition that the Company receives (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification and (ii) an undertaking by or on behalf of the director that he will repay such expenses if it is ultimately determined that he is not entitled to be indemnified. This statute also permits the Company to indemnify its officers, employees and other agents other than those officers, employees and agents who are also directors, to the same extent and under the same circumstances that it allows for directors.

     The Delaware General Corporation Law permits NetSalon to indemnify its officers, directors and other agents to substantially the same extent that the Texas statute permits the Company to indemnify its directors, except that (i) a director need not have reasonably believed that his conduct was in the best interests of NetSalon so long as he believed his conduct to be not opposed to the best interests of NetSalon and (ii) no indemnification may be provided to any person in respect of any matter as to which he has been adjudged liable to NetSalon, except to the extent that the Delaware Chancery Court or the court in which the matter was brought determines such person is fairly and reasonably entitled to indemnification and then only for such expenses as the court deems proper.

     Delaware law permits NetSalon to pay expenses of a director or officer in advance of a final disposition of a proceeding if the director or officer provides NetSalon with an undertaking to repay such expenses if it is ultimately determined that he is not entitled to be indemnified. NetSalon also is permitted to pay expenses incurred by other employees and agents upon such terms and conditions, if any, as the Board of Directors of NetSalon deems appropriate.

     The by-laws of NetSalon obligate NetSalon to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law and provide procedural mechanisms for directors and officers to enforce these rights. The by-laws of NetSalon also provide the Board of Directors of NetSalon with the authority to extend the indemnification provided for under the by-laws to employees and other agents of NetSalon. To the knowledge of the Board of Directors of the Company, there is no suit or other proceeding pending or threatened against any officer of the Company to which this by-law would apply.

     Both Texas and Delaware law currently provide that a corporation is required to indemnify any director or officer of the corporation who has been or is threatened to be made a party to a legal proceeding by reason of his service to the corporation if the director or officer is successful on the merits or otherwise in the defense of such proceeding. In addition, both Texas and Delaware law currently permit a corporation to purchase and maintain on behalf of its directors and officers insurance with respect to any liability asserted against or incurred by such persons, whether or not the corporation would have the power under applicable law to indemnify such persons.

     Under current Delaware law, NetSalon may be permitted to indemnify its directors against some liabilities for which indemnification is not permitted under Texas law. To the extent that the Delaware statute is construed to permit indemnification of directors under circumstances in which indemnification is not permitted by Texas law, the adoption by NetSalon of the by-law that obligates NetSalon to indemnify its directors to the fullest extent permitted by Delaware law may represent a conflict of interest for the directors of the Company and may operate to their benefit at the expense of the Company.

     The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons against liabilities arising under the Securities Act of 1933 is against public policy and, therefore, is unenforceable.

APPRAISAL RIGHTS

     Under current Texas law, the shareholders of the Company do not currently have appraisal rights in the event of a merger, a consolidation or a sale, lease, exchange or other disposition of all or substantially all of the assets of the Company in a transaction that would require shareholder approval because the Company currently has more than 2,000 shareholders of record.

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     Under current Delaware law, shareholder of NetSalon have no appraisal rights with respect to any merger or consolidation of NetSalon in which such holders receive solely stock of the surviving corporation (or cash in lieu of fractional shares) and (i) such stock is listed on a national securities exchange, (ii) such stock is held of record by more than 2,000 shareholders or
(iii) in the case of a merger, the merger did not require shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

     The Merger should have no federal income tax consequences under the Internal Revenue Code of 1986, as amended, to the Company or to holders of Common Stock of the Company. The Merger will be treated as a nontaxable transaction involving the merger of a parent into its wholly-owned subsidiary.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL

     The Board of Directors of the Company has unanimously approved the Plan of Merger. The proposed merger will not be effected unless the holders of at least two-thirds of the outstanding shares of Common Stock vote "FOR" the Plan of Merger.


     The Board of Directors recommends approval of the proposed merger.

                           SHAREHOLDER PROPOSALS

     The Board of Directors has not yet determined the date on which the next Annual Meeting of the Shareholders will be held. Any proposal by a Shareholder intended to be presented at the Company's next Annual Meeting of Shareholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to Shareholders in order to be included in the Company's information or proxy statement relating to that meeting.

                               OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. A majority vote of the shares represented at the Meeting is necessary to approve any such matters.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Jan R. Thurman, Chief Executive Officer
Irving, Texas
September 25, 2000





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P R O X Y

                           MAKEPEACE CAPITAL CORP.

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jan R. Thurman with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Makepeace Capital Corp. held of record by the undersigned on September 22, 2000, at the Special Meeting of Shareholders to be held on October 17, 2000, or any adjournment thereof.

     1. A proposed merger with a newly-formed Delaware subsidiary for the purpose of changing the Company's domicile from Texas to Delaware, changing the name to "NetSalon Corporation" and effecting a one for two reverse split of the outstanding shares of the Company's Common Stock.

         [  ]  For           [  ]  Against         [  ]  Abstain

     2. The transaction of such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated:  _____________, 2000.
                                    __________________________________________
                                    Signature(s) of Shareholder(s)


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MAKEPEACE CAPITAL CORP. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.